SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  17-Jun-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 28, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                    333-73712                     95-4596514
(State or Other             (Commission                  (I.R.S. Employer
Jurisdiction of             File Number)                 Identification
Incorporation)                                           Number)



4500 Park Granada, Calabasas, CA      91302
(Address of Principal                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:             818-225-3240

Item 5.  Other Events

On      17-Jun-02a scheduled distribution was made from the
    trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        17-Jun-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
                 Date:
                 Amount:

C.  Item 1: Legal Proceedings:        NONE

D.  Item 2: Changes in Securities:    NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated                        17-Jun-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           17-Jun-02

                 Beginning
                 Certificate
    Class        Balance(1)           Principal                     Interest
    A            584,464,993.89            10,136,861.63        1,125,095.11
    A-IO         584,464,993.89                     0.00        1,140,885.12
                                                                     Ending
                                                                Certificate
    Class        Cusip                Losses                         Balance
    A            126671 PB6                         0.00        574,328,132.26
    A-IO         126671 PC4                         0.00        574,328,132.26
          AMOUNTS PER $1,000 UNIT


    Class        Principal            Interest                       Total
    A            16.89476938                   1.87515852        18.76992790
    A-IO          0.00000000                   1.90147520         1.90147520

                 Ending                                         Current
                 Certificate                                    Pass-Through
    Class        Balance                          Losses        Interest Rate
    A            957.21355377                       0.00            2.10000%
    A-IO         957.21355377                       0.00            2.87744%

Investor Certificate Rates based on a LIBOR of:                     1.84000%


Distribution Date  17-Jun-02

    Distribution Statement
    Sale and Servicing Agreement dated Feb 28, 2002


(i) Investor Floating Allocation Percentage                100.00000%

(ii)Class A aggregate amount                             11,261,956.74
    Class A-IO aggregate amount                          1,140,885.12

(iiiClass A Interest                                     1,125,095.11
    Class A-IO Interest                                  1,140,885.12

(iv)Class A Unpaid Investor Interest Shortfall paid             0.00
    Class A Unpaid Investor Interest Shortfall paid             0.00

(v) Class A Remaining Unpaid Investor Interest Shortfall        0.00
    Class A-IO Remaining Unpaid Investor Interest Shortfa       0.00

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal                      0.00
    Investor Loss Reduction Amounts paid as principal           0.00
    Scheduled Principal Collections Payment Amount       10,136,861.63
    Guaranteed Principal Distribution Amount                    0.00
                                                                0.00
    Total Principal Distributed                          10,136,861.63

(viiUnreimbursed Investor Loss Reduction Amounts                0.00
    Per $1000 of Original Class A Balance                  0.0000000

(ix)Basis Risk Carryforward Distributed                         0.00

(x) Basis Risk Carryforward Remaining                           0.00

(xi)Servicing Fee                                         243,527.08

(xiiNote Principal Balance (before distributions)        584,464,993.89
    Note Principal Balance (after distributions)         574,328,132.26
    Factor (before distributions)                          0.9741083
    Factor (after distributions)                           0.9572136

(xiiLoan Balance of Mortgage Loans                       574,328,132.26

(xivCredit Enhancement Draw Amount                              0.00

(xv)Delinquency Information

                              Count         Balance      % of Group Bal
30-59 days                         48       1,280,164.34    0.222898%
60-89 days                          6         259,020.62    0.045100%
90 or more days                     1         148,672.51    0.025886%
Total                              55       1,687,857.47    0.293884%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                              Count         Balance      % of Group Bal
     Foreclosure                    1          11,755.22    0.002047%
         REO                        0               0.00    0.000000%
        Total                       1          11,755.22    0.002047%


(xviOptional Servicer Advances (Current Collection Period       0.00
    Optional Servicer Advances (Outstanding)                    0.00

(xviClass A Note Rate                                        2.10000%
    Class A-IO Note Rate                                     2.87744%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                                          0
    Principal Balance                                           0.00

(xx)Loan Insurance Policy payments                              0.00

(xxiSeller Loss Coverage Amount                          12,000,000.00
    Seller Loss Coverage Obligation Payments                    0.00


Other information

    Mortgage Loans Payment Summary
    Interest Received                                    3,141,874.25
    Net Liquidation Proceeds (Allocable to Interest)            0.00
    Insurance Proceeds (Allocable to Interest)                  0.00
    Servicer Optional Advance (Allocable to Interest)           0.00
    Purchase Price per Sect. 2.02 (a) (Allocable to Inter       0.00
    Purchase Price (90+ Day Delinq) (Allocable to Interes       0.00
    Residual Advance                                            0.00
    Total Interest                                       3,141,874.25
    Investor Interest Collections                        2,352,129.45

    Begining Balance                                     584,464,993.89
    Principal Collections                                21,633,576.02
    Net Liquidation Proceeds (Alloc. to Principal)              0.00
    Insurance Proceeds (Alloc. to Principal)                    0.00
    Purchase Price per Sect. 2.02 (a) (Alloc. to Principa       0.00
    Purchase Price (90+ Day Delinq) (Alloc. to Principal)       0.00
    Loans Removed from the Trust by the Servicer per Sect       0.00
    Transfer Deposit Amount per Sect. 2.02 (a)                  0.00
    Total Principal                                      21,633,576.02

    Additional Balances                                  11,496,714.39
    Ending Principal Balance                             574,328,132.26
    Total Collections                                    23,985,705.47
    Alternative Principal Payment                        10,136,861.63

    Loans Average Daily Balance                          586,900,633.86
                                                                0.00
    Weighted Average Loan Rate                              6.778911%
    Weighted Average Net Loan Rate                          4.977439%
    Maximum Rate                                            4.909255%

    Loan Modification Summary                            Current
    Loans with Senior Lien Balance Modification (CLTV<80% 74,200.00 Loans with Senior Lien Balance Modification (CLTV>80% 202,954.36
    Loans with Credit Limit Modification                  945,083.04
    Loans with Gross Margin Modification                  882,565.14

    Credit Enhancer Information                                 0.00
    Amount due to Credit Enhancer from Prepayment Shortfa       0.00
    FGIC Surety Bond in force?                           YES
    Credit Enhancement Draw Amount                              0.00
    Guaranteed Principal Payment Amount                         0.00
    Guaranteed Distribution                              1,125,095.11
    Credit Enhancement Premium                             86,149.22

    Liquidation Loss Amount (Current Period)                    0.00
    Liquidation Loss Amount (Cumulative)                        0.00

    Monthly Delinquency Rate                                  0.0718%
    Rolling Six Month Delinquency Rate                        0.0354%

    Has a Rapid Amortization Event occurred?             NO
    Cause of Rapid Amortization Event.                   NA
    Has an Event of Servicing Termination occurred?      NO
    Cause of Event of Servicing Termination.             NA



    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CWABS, INC.

                            By: /s/ Barbara Grosse
                            Name:  Barbara Grosse
                            Title: Vice President
                            Bank One

Date      6/17/02